POWER OF ATTORNEY



		KNOW ALL BY THESE PRESENTS, that
the
undersigned hereby constitutes and
appoints each of Gerald J.

Kitchen, Peter C. McGuire and William J. Leatherberry, signing singly,
the undersigned's true and lawful attorney-in-fact to:



(1)	execute
for and on behalf of the undersigned, in the undersigned's

capacity as
an officer and/or director of Century Aluminum Company (the

"Company"),
all filings in accordance with the Securities Exchange Act of
1934 and
the rules thereunder;


(2)	do and perform any
and all acts for and
on behalf of the
undersigned which may be
necessary or desirable to
complete and
execute any such filings in
accordance with the Securities
Exchange Act
of 1934 and the rules
thereunder, complete and execute any
amendment
or amendments thereto,
and timely file such filings with the
United States
Securities and
Exchange Commission and any stock exchange or similar authority; and



(3)	take any other action of any type
whatsoever in connection
with the
foregoing which, in the opinion of
such attorney-in-fact,
may be of benefit
to, in the best interest of, or
legally required
by, the undersigned, it being
understood that the
documents executed
by such attorney-in-fact on
behalf of the undersigned
pursuant to
this Power of Attorney shall be in
such form and shall
contain such
terms and conditions as such attorney-
in-fact may approve
in such
attorney-in-fact's discretion.


	The undersigned hereby
grants
to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the
Securities Exchange Act of 1934.







This Power of Attorney
shall remain in full
force and effect until the undersigned is no longer required to execute such filings in accordance with the Securities Exchange

Act
of 1934 and the rules thereunder, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing

attorneys-in-fact.


	IN WITNESS WHEREOF, the undersigned has
caused
this Power of Attorney to be
executed as of this 23rd day of
February,
2006.



	/s/ Jarl Berntzen
Signature




Jarl
Berntzen______________________
Print Name







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